The Bank of New York Mellon Corporation

Financial Supplement

First Quarter 2020

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						1Q20 vs.
	1Q20	4Q19	3Q19	2Q19	1Q19	4Q19	1Q19
Selected income statement data
Fee revenue	$3,323	$3,971	$3,129	$3,105	$3,031	(16)%	10%
Net securities gains (losses)	9	(25)	(1)	7	1	N/M	N/M
Total fee and other revenue	3,332	3,946	3,128	3,112	3,032	(16)	10
(Loss) income from consolidated investment management funds	(38)	17	3	10	26	N/M	N/M
Net interest revenue	814	815	730	802	841	—	(3)
Total revenue	4,108	4,778	3,861	3,924	3,899	(14)	5
Provision for credit losses	169	(8)	(16)	(8)	7	N/M	N/M
Noninterest expense	2,712	2,964	2,590	2,647	2,699	(9)	—
Income before income taxes	1,227	1,822	1,287	1,285	1,193	(33)	3
Provision for income taxes	265	373	246	264	237	(29)	12
Net income	$962	$1,449	$1,041	$1,021	$956	(34)%	1%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$944	$1,391	$1,002	$969	$910	(32)%	4%
Diluted earnings per common share	$1.05	$1.52	$1.07	$1.01	$0.94	(31)%	12%
Average common shares and equivalents outstanding - diluted (in thousands)	896,689	914,739	935,677	953,928	965,960	(2)%	(7)%

Financial ratios (Quarterly returns are annualized)
Pre-tax operating margin	30%	38%	33%	33%	31%
Return on common equity	10.1%	14.6%	10.6%	10.4%	10.0%
Return on tangible common equity – Non-GAAP (a)	20.4%	29.3%	21.4%	21.2%	20.7%
Non-U.S. revenue as a percentage of total revenue	36%	31%	37%	36%	36%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$35.2	$37.1	$35.8	$35.5	$34.5	(5)%	2%
Assets under management (“AUM”) (in trillions)	$1.80	$1.91	$1.88	$1.84	$1.84	(6)%	(2)%
Full-time employees	47,900	48,400	48,700	49,100	49,800	(1)%	(4)%
Book value per common share	$42.47	$42.12	$40.75	$40.30	$39.36
Tangible book value per common share – Non-GAAP (a)	$21.53	$21.33	$20.59	$20.45	$19.74
Cash dividends per common share	$0.31	$0.31	$0.31	$0.28	$0.28
Common dividend payout ratio	30%	20%	29%	28%	30%
Closing stock price per common share	$33.68	$50.33	$45.21	$44.15	$50.43
Market capitalization	$29,822	$45,331	$41,693	$41,619	$48,288
Common shares outstanding (in thousands)	885,443	900,683	922,199	942,662	957,517

Capital ratios at period end (c)
Common Equity Tier 1 ("CET1") ratio	11.3%	11.5%	11.1%	11.1%	11.1%
Tier 1 capital ratio	13.5%	13.7%	13.2%	13.2%	13.2%
Total capital ratio	14.3%	14.4%	14.0%	14.0%	14.0%
Tier 1 leverage ratio	6.0%	6.6%	6.5%	6.8%	6.8%
Supplementary leverage ratio ("SLR")	5.6%	6.1%	6.0%	6.3%	6.3%
(a)    Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of Non-GAAP measures.

(b)    Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.2 trillion at March 31, 2020, $1.5 trillion at Dec. 31, 2019, $1.4 trillion at Sept. 30, 2019 and June 30, 2019 and $1.3 trillion at March 31, 2019.

(c)    Regulatory capital ratios for March 31, 2020 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the prior periods, was the Advanced Approaches, and for March 31, 2020 was the Standardized Approaches for the CET1 and Tier 1 capital ratios and the Advanced Approach for the Total capital ratio.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT
(dollars in millions, except per share amounts; common shares in thousands)						1Q20 vs.
	1Q20	4Q19	3Q19	2Q19	1Q19	4Q19	1Q19
Revenue
Investment services fees:
Asset servicing fees	$1,159	$1,148	$1,152	$1,141	$1,122	1%	3%
Clearing services fees	470	421	419	410	398	12	18
Issuer services fees	263	264	324	291	251	—	5
Treasury services fees	149	147	140	140	132	1	13
Total investment services fees	2,041	1,980	2,035	1,982	1,903	3	7
Investment management and performance fees	862	883	832	833	841	(2)	2
Foreign exchange and other trading revenue	319	168	150	166	170	90	88
Financing-related fees	59	46	49	50	51	28	16
Distribution and servicing	31	34	33	31	31	(9)	—
Investment and other income	11	860	30	43	35	N/M	N/M
Total fee revenue	3,323	3,971	3,129	3,105	3,031	(16)	10
Net securities gains (losses)	9	(25)	(1)	7	1	N/M	N/M
Total fee and other revenue	3,332	3,946	3,128	3,112	3,032	(16)	10
(Loss) income from consolidated investment management funds	(38)	17	3	10	26	N/M	N/M
Net interest revenue	814	815	730	802	841	—	(3)
Total revenue	4,108	4,778	3,861	3,924	3,899	(14)	5
Provision for credit losses	169	(8)	(16)	(8)	7	N/M	N/M
Noninterest expense
Staff	1,482	1,639	1,479	1,421	1,524	(10)	(3)
Professional, legal and other purchased services	330	367	316	337	325	(10)	2
Software and equipment	326	326	309	304	283	—	15
Net occupancy	135	151	138	138	137	(11)	(1)
Sub-custodian and clearing	105	119	111	115	105	(12)	—
Distribution and servicing	91	92	97	94	91	(1)	—
Business development	42	65	47	56	45	(35)	(7)
Bank assessment charges	35	32	31	31	31	9	13
Amortization of intangible assets	26	28	30	30	29	(7)	(10)
Other	140	145	32	121	129	(3)	9
Total noninterest expense	2,712	2,964	2,590	2,647	2,699	(9)	—
Income before income taxes	1,227	1,822	1,287	1,285	1,193	(33)	3
Provision for income taxes	265	373	246	264	237	(29)	12
Net income	962	1,449	1,041	1,021	956	(34)	1
Net loss (income) attributable to noncontrolling interests	18	(9)	(3)	(4)	(10)	N/M	N/M
Preferred stock dividends	(36)	(49)	(36)	(48)	(36)	N/M	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$944	$1,391	$1,002	$969	$910	(32)%	4%

Average common shares and equivalents outstanding: Basic	894,122	911,324	933,264	951,281	962,397	(2)%	(7)%
Diluted	896,689	914,739	935,677	953,928	965,960	(2)%	(7)%

Earnings per common share: Basic	$1.05	$1.52	$1.07	$1.01	$0.94	(31)%	12%
Diluted	$1.05	$1.52	$1.07	$1.01	$0.94	(31)%	12%
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
	2020	2019
(in millions)	March 31	Dec. 31	Sept. 30	June 30	March 31
Assets
Cash and due from banks	$5,091	$4,830	$6,718	$5,556	$5,980
Interest-bearing deposits with the Federal Reserve and other central banks	146,535	95,042	73,811	69,700	60,699
Interest-bearing deposits with banks	22,672	14,811	15,417	15,491	13,681
Federal funds sold and securities purchased under resale agreements	27,363	30,182	43,723	61,201	40,158
Securities	139,273	123,033	122,340	120,142	117,504
Trading assets	12,918	13,571	10,180	8,629	6,868
Loans	62,368	54,953	54,881	52,396	53,487
Allowance for loan losses	(140)	(122)	(127)	(146)	(146)
Net loans	62,228	54,831	54,754	52,250	53,341
Premises and equipment	3,514	3,625	3,149	2,970	3,010
Accrued interest receivable	576	624	596	658	651
Goodwill	17,240	17,386	17,248	17,337	17,367
Intangible assets	3,070	3,107	3,124	3,160	3,193
Other assets	27,446	20,221	21,727	23,737	23,228
Subtotal assets of operations	467,926	381,263	372,787	380,831	345,680
Assets of consolidated investment management funds, at fair value	229	245	381	337	452
Total assets	$468,155	$381,508	$373,168	$381,168	$346,132
Liabilities
Deposits	$336,717	$259,466	$249,660	$252,877	$222,382
Federal funds purchased and securities sold under repurchase agreements	13,128	11,401	11,796	11,757	11,761
Trading liabilities	6,625	4,841	4,756	3,768	3,892
Payables to customers and broker-dealers	24,016	18,758	18,364	18,946	19,310
Commercial paper	1,121	3,959	3,538	8,894	2,773
Other borrowed funds	1,544	599	820	1,921	3,932
Accrued taxes and other expenses	4,705	5,642	5,081	5,045	4,686
Other liabilities	11,425	7,612	9,796	7,916	8,050
Long-term debt	27,494	27,501	27,872	28,203	27,874
Subtotal liabilities of operations	426,775	339,779	331,683	339,327	304,660
Liabilities of consolidated investment management funds, at fair value	1	1	15	6	3
Total liabilities	426,776	339,780	331,698	339,333	304,663
Temporary equity
Redeemable noncontrolling interests	140	143	147	136	122
Permanent equity
Preferred stock	3,542	3,542	3,542	3,542	3,542
Common stock	14	14	14	14	14
Additional paid-in capital	27,644	27,515	27,471	27,406	27,349
Retained earnings	32,601	31,894	30,789	30,081	29,382
Accumulated other comprehensive loss, net of tax	(2,827)	(2,638)	(2,893)	(2,688)	(2,990)
Less: Treasury stock, at cost	(19,829)	(18,844)	(17,803)	(16,822)	(16,072)
Total The Bank of New York Mellon Corporation shareholders’ equity	41,145	41,483	41,120	41,533	41,225
Nonredeemable noncontrolling interests of consolidated investment management funds	94	102	203	166	122
Total permanent equity	41,239	41,585	41,323	41,699	41,347
Total liabilities, temporary equity and permanent equity	$468,155	$381,508	$373,168	$381,168	$346,132

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						1Q20 vs.
(dollars in millions)	1Q20	4Q19	3Q19	2Q19	1Q19	4Q19	1Q19
Investment services fees:
Asset servicing fees (a)	$1,108	$1,104	$1,109	$1,097	$1,074	—%	3%
Securities lending revenue	51	44	43	44	48	16	6
Clearing services fees (b)	470	421	419	410	398	12	18
Issuer services fees	263	264	324	291	251	—	5
Treasury services fees	149	147	140	140	132	1	13
Total investment services fees	2,041	1,980	2,035	1,982	1,903	3	7
Investment management and performance fees (c)
Investment management fee	812	835	830	831	810	(3)	—
Performance fees	50	48	2	2	31	N/M	N/M
Total investment management and performance fees (d)	862	883	832	833	841	(2)	2
Foreign exchange and other trading revenue:
Foreign exchange	253	138	129	150	160	83	58
Other trading revenue	66	30	21	16	10	N/M	N/M
Total foreign exchange and other trading revenue	319	168	150	166	170	90	88
Financing-related fees	59	46	49	50	51	28	16
Distribution and servicing	31	34	33	31	31	(9)	—
Investment and other income:
Corporate/bank-owned life insurance	36	43	33	32	30	N/M	N/M
Expense reimbursements from joint venture	21	20	21	19	19	N/M	N/M
Asset-related gains	4	815	2	1	1	N/M	N/M
Seed capital (losses) gains (c)	(31)	4	—	8	2	N/M	N/M
Other (loss)	(19)	(22)	(26)	(17)	(17)	N/M	N/M
Total investment and other income (c)	11	860	30	43	35	N/M	N/M
Total fee revenue	3,323	3,971	3,129	3,105	3,031	(16)	10
Net securities gains (losses)	9	(25)	(1)	7	1	N/M	N/M
Total fee and other revenue	$3,332	$3,946	$3,128	$3,112	$3,032	(16)%	10%
(a) Asset servicing fees include the fees from the Clearance and Collateral Management business.
(b) Clearing services fees are almost entirely earned by our Pershing business.
(c) Excludes seed capital gains related to consolidated investment management funds, which are reflected in operations of consolidated investment management funds.
(d)    On a constant currency basis (Non-GAAP), investment management and performance fees increased 3% compared with 1Q19. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	1Q20		4Q19		3Q19			2Q19		1Q19
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate		Average balance	Average rate	Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$80,403	0.39%	$61,627	0.60%	$60,030	0.67%		$61,756	0.72%	$63,583	0.87%
Interest-bearing deposits with banks (primarily foreign banks)	17,081	1.37	15,788	1.63	15,324	1.89		13,666	1.87	13,857	1.85
Federal funds sold and securities purchased under resale agreements (a)	34,109	4.67	38,846	4.62	40,816	6.42		38,038	5.99	28,968	6.63
Margin loans	12,984	2.69	11,609	3.25	10,303	4.02		10,920	4.36	12,670	4.34
Non-margin loans:
Domestic offices	31,720	3.02	29,690	3.36	29,285	2.75	(b)	29,492	3.86	28,177	3.85
Foreign offices	11,170	2.55	11,418	2.70	11,247	2.97		9,961	3.29	10,511	3.32
Total non-margin loans	42,890	2.89	41,108	3.18	40,532	2.81	(b)	39,453	3.71	38,688	3.70
Securities:
U.S. government obligations	23,175	1.87	18,444	2.08	19,315	2.11		18,870	2.19	23,597	2.22
U.S. government agency obligations	69,046	2.32	67,494	2.36	67,235	2.49		66,445	2.58	64,867	2.63
State and political subdivisions (c)	1,033	3.06	1,134	3.03	1,217	3.05		1,735	2.89	2,206	2.71
Other securities (c)	36,375	0.95	35,242	1.64	33,729	1.75		30,770	2.04	28,647	2.13
Trading securities (c)	6,840	2.36	6,695	2.41	5,653	2.80		5,764	2.72	5,102	2.91
Total securities (c)	136,469	1.88	129,009	2.13	127,149	2.25		123,584	2.40	124,419	2.45
Total interest-earning assets (c)	$323,936	1.95%	$297,987	2.30%	$294,154	2.63%	(b)	$287,417	2.74%	$282,185	2.75%
Noninterest-earning assets	61,342		56,354		56,525			54,967		53,980
Total assets	$385,278		$354,341		$350,679			$342,384		$336,165

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits:
Domestic offices	$99,915	0.69%	$87,162	0.98%	$82,663	1.28%		$74,180	1.36%	$70,562	1.29%
Foreign offices	97,717	0.29	95,262	0.49	94,738	0.71		93,365	0.78	89,317	0.76
Total interest-bearing deposits	197,632	0.49	182,424	0.73	177,401	0.98		167,545	1.04	159,879	0.99
Federal funds purchased and securities sold under repurchase agreements (a)	13,919	7.96	12,668	9.11	13,432	13.08		11,809	12.64	11,922	11.26
Trading liabilities	1,626	1.61	1,504	2.25	1,371	2.33		1,735	2.47	1,305	2.25
Other borrowed funds	719	2.27	709	2.83	1,148	3.24		2,455	3.36	3,305	2.87
Commercial paper	1,581	1.56	1,792	1.66	3,796	2.26		2,957	2.43	1,377	2.44
Payables to customers and broker-dealers	16,386	0.73	15,178	1.07	15,440	1.52		15,666	1.76	16,108	1.76
Long-term debt	27,231	2.83	28,117	3.09	28,386	3.24		27,681	3.45	28,254	3.52
Total interest-bearing liabilities	$259,094	1.17%	$242,392	1.48%	$240,974	1.99%		$229,848	2.03%	$222,150	1.96%
Total noninterest-bearing deposits	60,577		49,632		49,027			52,956		54,583
Other noninterest-bearing liabilities	24,229		20,681		19,280			18,362		18,628
Total The Bank of New York Mellon Corporation shareholders’ equity	41,206		41,384		41,139			41,029		40,628
Noncontrolling interests	172		252		259			189		176
Total liabilities and equity	$385,278		$354,341		$350,679			$342,384		$336,165
Net interest margin		1.01%		1.09%		0.99%	(b)		1.12%		1.20%
Net interest margin (FTE) – Non-GAAP (d)		1.01%		1.09%		1.00%	(b)		1.12%		1.20%
(a)    Includes the average impact of offsetting under enforceable netting agreements of approximately $80 billion for 1Q20, $60 billion for 4Q19, $68 billion for 3Q19, $51 billion for 2Q19 and $44 billion for 1Q19. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 1.39% for 1Q20, 1.82% for 4Q19, 2.42% for 3Q19, 2.57% for 2Q19 and 2.63% for 1Q19.  On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 1.18% for 1Q20, 1.59% for 4Q19, 2.17% for 3Q19, 2.39% for 2Q19 and 2.40% for 1Q19. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b)    Includes the impact of the lease-related impairment of $70 million in 3Q19. On a Non-GAAP basis, excluding the lease-related impairment, the yield on non-margin loans in domestic offices would have been 3.70%, the yield on total non-margin loans would have been 3.50%, the yield on total interest-earning assets would have been 2.72% and the net interest margin and the net interest margin (FTE) – Non-GAAP would have been 1.09% in 3Q19.

(c) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(d) See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY
	2020	2019
(dollars in millions)	March 31	Dec. 31	Sept. 30	June 30	March 31
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$18,465	$18,540	$18,196	$18,534	$18,156
Tier 1 capital	21,934	21,996	21,677	22,015	21,639
Total capital	23,491	23,449	23,145	23,500	23,136
Risk-weighted assets	162,872	148,695	148,399	149,226	151,101

CET1 ratio	11.3%	12.5%	12.3%	12.4%	12.0%
Tier 1 capital ratio	13.5	14.8	14.6	14.8	14.3
Total capital ratio	14.4	15.8	15.6	15.7	15.3

Advanced Approaches:
CET1 capital	$18,465	$18,540	$18,196	$18,534	$18,156
Tier 1 capital	21,934	21,996	21,677	22,015	21,639
Total capital	23,241	23,233	22,921	23,300	22,941
Risk-weighted assets	162,386	160,898	164,172	166,570	163,618

CET1 ratio	11.4%	11.5%	11.1%	11.1%	11.1%
Tier 1 capital ratio	13.5	13.7	13.2	13.2	13.2
Total capital ratio	14.3	14.4	14.0	14.0	14.0

Tier 1 leverage ratio	6.0%	6.6%	6.5%	6.8%	6.8%

SLR:
Leverage exposure	$392,708	$362,452	$359,023	$350,747	$344,829
SLR	5.6%	6.1%	6.0%	6.3%	6.3%

Average liquidity coverage ratio	115%	120%	117%	117%	118%
(a)    Regulatory capital ratios for March 31, 2020 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the prior periods, was the Advanced Approaches, and for March 31, 2020 was the Standardized Approaches for the CET1 and Tier 1 capital ratios and the Advanced Approach for the Total capital ratio.
.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

										1Q20 vs.
(dollars in millions)	1Q20	4Q19	(a)	3Q19	(a)	2Q19	(a)	1Q19	(a)	4Q19	1Q19
Revenue:
Investment services fees:
Asset servicing fees (ex. securities lending revenue) (b)	$1,101	$1,098		$1,099		$1,086		$1,067		—%	3%
Securities lending revenue	46	40		39		40		44		15	5
Clearing services fees (c)	470	421		419		411		398		12	18
Issuer services fees	263	264		324		291		251		—	5
Treasury services fees	149	147		139		140		132		1	13
Total investment services fees	2,029	1,970		2,020		1,968		1,892		3	7
Foreign exchange and other trading revenue	261	151		160		153		157		73	66
Other (d)	146	115		116		112		112		27	30
Total fee and other revenue	2,436	2,236		2,296		2,233		2,161		9	13
Net interest revenue	806	778		761		783		804		4	—
Total revenue	3,242	3,014		3,057		3,016		2,965		8	9
Provision for credit losses	149	(5)		(15)		(4)		8		N/M	N/M
Noninterest expense (ex. amortization of intangible assets)	1,969	2,160		1,952		1,943		1,961		(9)	—
Amortization of intangible assets	18	19		21		20		20		(5)	(10)
Total noninterest expense	1,987	2,179		1,973		1,963		1,981		(9)	—
Income before taxes	$1,106	$840		$1,099		$1,057		$976		32%	13%

Pre-tax operating margin	34%	28%		36%		35%		33%

Total revenue by line of business:
Asset Servicing	$1,531	$1,411		$1,411		$1,397		$1,415		9%	8%
Pershing	653	579		575		572		561		13	16
Issuer Services	419	415		466		446		396		1	6
Treasury Services	339	329		312		317		317		3	7
Clearance and Collateral Management	300	280		293		284		276		7	9
Total revenue by line of business	$3,242	$3,014		$3,057		$3,016		$2,965		8%	9%
(a) Prior periods have been restated. See “Segment Reporting Changes” on page 19 for additional information.
(b) Asset servicing fees include the fees from the Clearance and Collateral Management business.
(c) Clearing services fees are almost entirely earned by our Pershing business.
(d) Other revenue includes investment management fees, financing-related fees, distribution and servicing revenue, securities gains and losses and investment and other income.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

										1Q20 vs.
(dollars in millions, unless otherwise noted)	1Q20	4Q19		3Q19		2Q19		1Q19		4Q19	1Q19
Average loans	$41,789	$38,721	(a)	$37,005	(a)	$36,404	(a)	$37,235	(a)	8%	12%
Average assets	$304,089	$278,098	(a)	$269,926	(a)	$264,781	(a)	$256,034	(a)	9%	19%
Average deposits	$242,187	$215,388	(a)	$208,044	(a)	$201,146	(a)	$195,082	(a)	12%	24%

AUC/A at period end (in trillions) (b)(c)	$35.2	$37.1		$35.8		$35.5		$34.5		(5)%	2%
Market value of securities on loan at period end (in billions) (d)	$389	$378		$362		$369		$377		3%	3%

Pershing
Net new assets (U.S. platform) (in billions) (e)	$31	$33		$19		$21		$—		(6)%	N/M
Average active clearing accounts (U.S. platform) (in thousands)	6,437	6,340		6,283		6,254		6,169		2%	4%
Average long-term mutual fund assets (U.S. platform)	$549,206	$573,475		$547,522		$532,384		$507,606		(4)%	8%
Average investor margin loans (U.S. platform)	$9,419	$9,420		$9,222		$9,440		$10,093		—	(7)%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$3,724	$3,562		$3,550		$3,400		$3,266		5%	14%
(a) Prior periods have been restated. See “Segment Reporting Changes” on page 19 for additional information.
(b) March 31, 2020 information is preliminary.
(c) Includes the AUC/A of CIBC Mellon of $1.2 trillion at March 31, 2020, $1.5 trillion at Dec. 31, 2019, $1.4 trillion at Sept. 30, 2019 and June 30, 2019 and $1.3 trillion at March 31, 2019.
(d)    Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $59 billion at March 31, 2020, $60 billion at Dec. 31, 2019, $66 billion at Sept. 30, 2019, $64 billion at June 30, 2019 and $62 billion at March 31, 2019.

(e) Net new assets represents net flows of assets (e.g., net cash deposits and net securities transfers) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT MANAGEMENT BUSINESS

										1Q20 vs.
(dollars in millions)	1Q20	4Q19	(a)	3Q19	(a)	2Q19	(a)	1Q19	(a)	4Q19	1Q19
Revenue:
Investment management fees (b)	$812	$836		$830		$831		$810		(3)%	—%
Performance fees	50	48		2		2		31		N/M	61
Investment management and performance fees (c)	862	884		832		833		841		(2)	2
Distribution and servicing	43	44		45		44		45		(2)	(4)
Other (b)	(59)	(4)		(39)		(23)		(17)		N/M	N/M
Total fee and other revenue (b)	846	924		838		854		869		(8)	(3)
Net interest revenue	52	47		49		59		67		11	(22)
Total revenue	898	971		887		913		936		(8)	(4)
Provision for credit losses	9	—		—		(2)		1		N/M	N/M
Noninterest expense (ex. amortization of intangible assets)	687	722		582		646		660		(5)	4
Amortization of intangible assets	8	9		10		9		9		(11)	(11)
Total noninterest expense	695	731		592		655		669		(5)	4
Income before taxes	$194	$240		$295		$260		$266		(19)%	(27)%

Pre-tax operating margin	22%	25%		33%		29%		28%
Adjusted pre-tax operating margin – Non-GAAP (d)	24%	27%		37%		32%		31%

Total revenue by line of business:
Asset Management	$620	$692		$608		$622		$640		(10)%	(3)%
Wealth Management	278	279		279		291		296		—	(6)
Total revenue by line of business	$898	$971		$887		$913		$936		(8)%	(4)%

Average loans	$12,124	$12,022		$12,013		$12,205		$12,339		1%	(2)%
Average assets	$30,543	$28,481		$27,840		$29,793		$31,857		7%	(4)%
Average deposits	$16,144	$15,195		$14,083		$14,615		$15,815		6%	2%
(a) Prior periods have been restated. See “Segment Reporting Changes” on page 19 for additional information.
(b)    Total fee and other revenue includes the impact of the consolidated investment management funds, net of noncontrolling interests. Additionally, other revenue includes asset servicing fees, treasury services fees, foreign exchange and other trading revenue and investment and other income.

(c)    On a constant currency basis (Non-GAAP), investment management and performance fees increased 3% compared with 1Q19. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

(d)    Net of distribution and servicing expense. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT, AUM FLOWS AND WEALTH MANAGEMENT CLIENT ASSETS

						1Q20 vs.
(dollars in billions)	1Q20	4Q19	3Q19	2Q19	1Q19	4Q19	1Q19
AUM by product type (a)(b)
Equity	$120	$154	$147	$152	$149	(22)%	(19)%
Fixed income	211	224	211	209	208	(6)	1
Index	274	339	321	322	333	(19)	(18)
Liability-driven investments	705	728	742	709	709	(3)	(1)
Multi-asset and alternative investments	171	192	182	184	178	(11)	(4)
Cash	315	273	278	267	264	15	19
Total AUM by product type	$1,796	$1,910	$1,881	$1,843	$1,841	(6)%	(2)%

Changes in AUM (a)(b)
Beginning balance of AUM	$1,910	$1,881	$1,843	$1,841	$1,722
Net (outflows) inflows:
Long-term strategies:
Equity	(2)	(6)	(4)	(2)	(4)
Fixed income	—	5	2	(4)	3
Liability-driven investments	(5)	(3)	(4)	1	5
Multi-asset and alternative investments	(1)	3	(1)	1	(4)
Total long-term active strategies (outflows)	(8)	(1)	(7)	(4)	—
Index	3	(5)	(3)	(22)	(2)
Total long-term strategies (outflows)	(5)	(6)	(10)	(26)	(2)
Short-term strategies:
Cash	43	(7)	11	2	2
Total net inflows (outflows)	38	(13)	1	(24)	—
Net market impact	(91)	(20)	66	42	103
Net currency impact	(61)	62	(29)	(16)	16
Ending balance of AUM	$1,796	$1,910	$1,881	$1,843	$1,841	(6)%	(2)%

Wealth Management client assets (a)(c)	$236	$266	$259	$257	$253	(11)%	(7)%
(a) March 31, 2020 information is preliminary.
(b) Excludes securities lending cash management assets and assets managed in the Investment Services business.
(c) Includes AUM and AUC/A in the Wealth Management business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	1Q20	4Q19	(a)	3Q19	(a)	2Q19	(a)	1Q19	(a)
Fee revenue	$21	$817	(b)	$(5)		$24		$17
Net securities gains (losses)	9	(23)		(1)		7		1
Total fee and other revenue	30	794		(6)		31		18
Net interest (expense)	(44)	(10)		(80)		(40)		(30)
Total (loss) revenue	(14)	784		(86)		(9)		(12)
Provision for credit losses	11	(3)		(1)		(2)		(2)
Noninterest expense	30	54		25		29		49
(Loss) income before taxes	$(55)	$733		$(110)		$(36)		$(59)

Average loans and leases	$1,961	$1,974		$1,817		$1,764		$1,784
Average assets	$50,646	$47,762		$52,913		$47,810		$48,274
(a) Prior periods have been restated. See “Segment Reporting Changes” on page 19 for additional information.
(b) Includes a gain on sale of an equity investment.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	Dec. 31, 2019		1Q20 change in unrealized gain (loss)	March 31, 2020			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		Ratings (b)
				Amortized cost	Fair value					AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	A1+/ A1	Not rated
	Fair value
Agency RMBS	$54,646		$809	$56,002	$57,078		102%	$1,076		100%	—%	—%	—%	—%	—%
U.S. Treasury	18,865		368	24,367	24,803		102	436		100	—	—	—	—	—
Sovereign debt/sovereign guaranteed	13,404		23	13,710	13,833		101	123		72	6	21	1	—	—
Agency commercial MBS	10,613		295	11,183	11,534		103	351		100	—	—	—	—	—
Foreign covered bonds	4,276		(20)	5,361	5,349		100	(12)		100	—	—	—	—	—
Supranational	3,734		13	4,316	4,339		101	23		100	—	—	—	—	—
CLOs	4,063		(228)	4,341	4,098		94	(243)		99	—	—	—	—	1
Commercial paper and certificates of deposits (c)(d)	—		1	3,464	3,465		100	1		—	—	—	—	100	—
U.S. government agencies	2,933		98	3,303	3,421		104	118		100	—	—	—	—	—
Foreign government agencies	2,641		22	2,736	2,761		101	25		95	5	—	—	—	—
Non-agency commercial MBS	2,165		(80)	2,501	2,452		98	(49)		100	—	—	—	—	—
Other asset-backed securities	2,143		(39)	2,257	2,220		98	(37)		100	—	—	—	—	—
Non-agency RMBS (e)	1,316		(129)	1,479	1,548		105	69		47	8	2	26	—	17
State and political subdivisions	1,061		(9)	983	1,001		102	18		76	23	—	—	—	1
Corporate bonds	853		(7)	804	818		102	14		18	69	13	—	—	—
Other	1		—	1	1		100	—		—	—	—	—	—	100
Total securities	$122,714	(f)	$1,117	$136,808	$138,721	(f)(g)	101%	$1,913	(f)(h)	94%	1%	2%	—%	3%	—%
(a) Amortized cost reflects historical impairments.
(b) Represents ratings by S&P, or the equivalent.
(c) Includes $2,145 million purchased from affiliated money market funds at March 31, 2020.
(d) Includes $651 million funded by borrowings from the Federal Reserve Bank under its Money Market Mutual Fund Liquidity Facility (“MMLF”) program at March 31, 2020.
(e) Includes RMBS that were included in the former Grantor Trust of $640 million at Dec. 31, 2019 and $535 million at March 31, 2020.
(f) Includes net unrealized losses on derivatives hedging securities available-for-sale of $641 million at Dec. 31, 2019 and $1,665 million at March 31, 2020.
(h) Includes unrealized gains of $800 million at March 31, 2020 related to available-for-sale securities, net of hedges.
(g) At March 31, 2020, the securities portfolio, including the impact of interest rate swap hedges, is 69% fixed rate and 31% floating rate.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2020		2019
(dollars in millions)	March 31		Dec. 31	Sept. 30	June 30		March 31
Allowance for credit losses - beginning of period:
Allowance for loan losses	$122		$127	$146	$146		$146
Allowance for lending-related commitments	94		97	95	102		106
Allowance for credit losses - beginning of period	$216		$224	$241	$248		$252

Impact of adopting ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments, effective Jan. 1, 2020	(55)	(a)	N/A	N/A	N/A		N/A

Net (charge-offs) recoveries:
Charge-offs	(1)		(1)	(1)	(1)		(11)
Recoveries	—		1	—	2		—
Total net (charge-offs) recoveries	(1)		—	(1)	1		(11)
Provision for credit losses	169	(a)	(8)	(16)	(8)		7
Allowance for credit losses - end of period	$329		$216	$224	$241		$248

Allowance for credit losses - end of period:
Allowance for loan losses	$140		$122	$127	$146		$146
Allowance for lending-related commitments	148		94	97	95		102
Allowance for other financial instruments	41	(b)	N/A	N/A	N/A		N/A
Allowance for credit losses - end of period	$329		$216	$224	$241		$248

Allowance for loan losses as a percentage of total loans	0.22%		0.22%	0.23%	0.28%		0.27%

Nonperforming assets	$88		$89	$88	$186	(c)	$174	(c)
(a) Includes all instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.
(b)    Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(c) Includes nonperforming loans to a California utility company that filed for bankruptcy that were sold in 3Q19.
N/A - Not applicable.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. BNY Mellon believes that the return on tangible common equity is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest revenue, on a fully taxable equivalent ("FTE") basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has also included the operating margin for the Investment Management business net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. BNY Mellon believes that this measure is useful when evaluating the performance of the Investment Management business relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. BNY Mellon believes that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period's presentation.

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Quarterly return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	1Q20	4Q19	3Q19	2Q19	1Q19
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$944	$1,391	$1,002	$969	$910
Add: Amortization of intangible assets	26	28	30	30	29
Less: Tax impact of amortization of intangible assets	6	7	7	7	7
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$964	$1,412	$1,025	$992	$932

Average common shareholders’ equity	$37,664	$37,842	$37,597	$37,487	$37,086
Less: Average goodwill	17,311	17,332	17,267	17,343	17,376
Average intangible assets	3,089	3,119	3,141	3,178	3,209
Add: Deferred tax liability – tax deductible goodwill	1,109	1,098	1,103	1,094	1,083
Deferred tax liability – intangible assets	666	670	679	687	690
Average tangible common shareholders’ equity – Non-GAAP	$19,039	$19,159	$18,971	$18,747	$18,274

Return on common equity – GAAP	10.1%	14.6%	10.6%	10.4%	10.0%
Return on tangible common equity – Non-GAAP	20.4%	29.3%	21.4%	21.2%	20.7%

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2020	2019
(dollars in millions, except common shares)	March 31	Dec. 31	Sept. 30	June 30	March 31
BNY Mellon shareholders’ equity at period end – GAAP	$41,145	$41,483	$41,120	$41,533	$41,225
Less: Preferred stock	3,542	3,542	3,542	3,542	3,542
BNY Mellon common shareholders’ equity at period end – GAAP	37,603	37,941	37,578	37,991	37,683
Less: Goodwill	17,240	17,386	17,248	17,337	17,367
Intangible assets	3,070	3,107	3,124	3,160	3,193
Add: Deferred tax liability – tax deductible goodwill	1,109	1,098	1,103	1,094	1,083
Deferred tax liability – intangible assets	666	670	679	687	690
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$19,068	$19,216	$18,988	$19,275	$18,896

Period-end common shares outstanding (in thousands)	885,443	900,683	922,199	942,662	957,517

Book value per common share – GAAP	$42.47	$42.12	$40.75	$40.30	$39.36
Tangible book value per common share – Non-GAAP	$21.53	$21.33	$20.59	$20.45	$19.74

Net interest margin reconciliation
(dollars in millions)	1Q20	4Q19	3Q19	2Q19	1Q19
Net interest revenue – GAAP	$814	$815	$730	$802	$841
Add: Tax equivalent adjustment	2	2	3	4	4
Net interest revenue (FTE) – Non-GAAP	$816	$817	$733	$806	$845

Average interest-earning assets	$323,936	$297,987	$294,154	$287,417	$282,185

Net interest margin – GAAP (a)	1.01%	1.09%	0.99%	1.12%	1.20%
Net interest margin (FTE) – Non-GAAP (a)	1.01%	1.09%	1.00%	1.12%	1.20%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment Management business
(dollars in millions)	1Q20	4Q19	3Q19	2Q19	1Q19
Income before income taxes – GAAP	$194	$240	$295	$260	$266

Total revenue – GAAP	$898	$971	$887	$913	$936
Less: Distribution and servicing expense	91	93	98	94	91
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$807	$878	$789	$819	$845

Pre-tax operating margin – GAAP (a)	22%	25%	33%	29%	28%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	24%	27%	37%	32%	31%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			1Q20 vs.
(dollars in millions)	1Q20	1Q19	1Q19
Consolidated:
Investment management and performance fees – GAAP	$862	$841	2%
Impact of changes in foreign currency exchange rates	—	(5)
Adjusted investment management and performance fees – Non-GAAP	$862	$836	3%

Investment Management business:
Investment management and performance fees – GAAP	$862	$841	2%
Impact of changes in foreign currency exchange rates	—	(5)
Adjusted investment management and performance fees – Non-GAAP	$862	$836	3%

THE BANK OF NEW YORK MELLON CORPORATION
SEGMENT REPORTING CHANGES

In the first quarter of 2020, we reclassified the results of certain services provided between the segments from noninterest expense to fee and other revenue. This activity is offset in the Other segment and relates to services that are also provided to third-parties and provides consistency with the reporting of the revenues. This adjustment had no impact on income before taxes of the businesses. Prior periods have been restated.

In the first quarter of 2020, we reclassified the results related to certain lending activities from the Wealth Management business to the Pershing business. These loans were originated by the Wealth Management business as a service to Pershing clients. This resulted in an increase in total revenue, noninterest expense and income before taxes in the Pershing business and corresponding decrease in the Wealth Management business. Prior periods have been restated.

	INVESTMENT SERVICES BUSINESS				INVESTMENT MANAGEMENT BUSINESS				OTHER SEGMENT
(dollars in millions)	4Q19	3Q19	2Q19	1Q19	4Q19	3Q19	2Q19	1Q19	4Q19	3Q19	2Q19	1Q19
Before restatement
Fee and other revenue	$2,222	$2,291	$2,227	$2,154	$919	$833	$850	$864	$813	$4	$41	$30
Net interest revenue	769	753	775	796	56	57	67	75	(10)	(80)	(40)	(30)
Total revenue	2,991	3,044	3,002	2,950	975	890	917	939	803	(76)	1	—
Provision for credit losses	(5)	(15)	(4)	8	—	—	(2)	1	(3)	(1)	(2)	(2)
Total noninterest expense	2,161	1,965	1,954	1,969	730	590	654	669	73	35	39	61
Income before taxes	$835	$1,094	$1,052	$973	$245	$300	$265	$269	$733	$(110)	$(36)	$(59)

Restatements: (a)
Fee and other revenue	$14	$5	$6	$7	$5	$5	$4	$5	$(19)	$(10)	$(10)	$(12)
Net interest revenue	9	8	8	8	(9)	(8)	(8)	(8)	—	—	—	—
Total revenue	23	13	14	15	(4)	(3)	(4)	(3)	(19)	(10)	(10)	(12)
Provision for credit losses	—	—	—	—	—	—	—	—	—	—	—	—
Total noninterest expense	18	8	9	12	1	2	1	—	(19)	(10)	(10)	(12)
Income before taxes	$5	$5	$5	$3	$(5)	$(5)	$(5)	$(3)	$—	$—	$—	$—

After restatement
Fee and other revenue	$2,236	$2,296	$2,233	$2,161	$924	$838	$854	$869	$794	$(6)	$31	$18
Net interest revenue	778	761	783	804	47	49	59	67	(10)	(80)	(40)	(30)
Total revenue	3,014	3,057	3,016	2,965	971	887	913	936	784	(86)	(9)	(12)
Provision for credit losses	(5)	(15)	(4)	8	—	—	(2)	1	(3)	(1)	(2)	(2)
Total noninterest expense	2,179	1,973	1,963	1,981	731	592	655	669	54	25	29	49
Income before taxes	$840	$1,099	$1,057	$976	$240	$295	$260	$266	$733	$(110)	$(36)	$(59)
(a)    The impact to fee and other revenue is primarily due to the change in reporting of inter-segment activity and primarily impacted the Asset Servicing and Asset Management lines of business. The impact to net interest revenue is primarily related to the Wealth Management to Pershing reclassification. The impact to noninterest expense reflects the impact of both changes, which had a mostly offsetting impact in Investment Management.